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                                                                  EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



     We consent to the inclusion in this registration statement on Form SB2, dated May 9, 2003 the reference to our report dated March 10, 2003 with respect to the consolidated Financial Statements of Famous Fixins, Inc., for the year ended December 31, 2002 and 2001.


/S/ POHL, MCNABOLA, BERG & COMPANY LLP
--------------------------------------
Pohl, McNabola, Berg & Company LLP
May 9, 2003
San Francisco, California








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